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                                                                   EXHIBIT 10(n)


                                                                  EXECUTION COPY

                       AMENDMENT NO.2 TO CREDIT AGREEMENT

     AMENDMENT (this "Amendment") dated as of June 26,2001, and effective as of May 27,2001, to the Credit Agreement dated as of March 31,1998 among Dean Foods Company (the "Borrower"), the Banks parties thereto (the "Banks"), The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"), Bank of America, N.A., as Syndication Agent, and Wachovia Bank, N.A., as Documentation Agent (as in effect immediately before this Amendment, the "Credit Agreement").

     The Borrower has requested that the Banks agree to certain amendments relating to the definition of the Consolidated Fixed Charge Coverage Ratio, and the parties hereto are willing to do so on the terms and conditions set forth herein. The parties hereto therefore agree as follows:

     SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     SECTION 2. Amendment. to FIxed Charge Coverage Ratio.

     (a) The definition of "Consolidated EBIT" in Section 1.01 of the Credit Agreement is hereby amended to read in full as follows:

          "Consolidated EBIT" means, for any fiscal period, Consolidated Net Income for such period plus, to the extent deducted in determining Consolidated Net Income for such period, the aggregate amount of (i) Consolidated Interest Expense, (ii) income tax expense and (iii) any Merger Expenses.

     (b) A new definition of "Merger Expenses" is added to Section 1.01 of the Credit Agreement, immediately after the definition of "Material Plan", to read in full as follows:

          "Merger Expenses" means, for any period, any one-time expenses of the Borrower and its Consolidated Subsidiaries (other than any interest expense), determined on a consolidated basis for such period, incurred during such period in connection with or related to the proposed merger between the Borrower and Suiza Foods Corporation, and separately identified as merger expenses (whether or not with that specific title) on the consolidated statements of income of the Borrower and its Consolidated Subsidiaries for such period.

     (c) Section 5.11 of the Credit Agreement is amended to read in full as follows:


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     SECTION 5.11. Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter of the Borrower ending on the dates set forth below. the ratio of
(i) Consolidated EBIT to (ii) Consolidated Interest Expense, in each case for the four consecutive fiscal quarters of the Borrower and its Consolidated Subsidiaries ending on such day, shall not be less than the ratio set forth opposite such fiscal quarter:

          Fiscal Quarter Ending                      Ratio
          ---------------------                      -----

          May 27, 2001                               2.4:1
          August 26,2001                             2.4:1
          November 25,2001                           2.4:1
          February 24, 2002                          2.4:1
          May 26, 2002                               2.4:1
          August 25, 2002 and thereafter             3.0:1

     SECTION 3. Amendments to Pricing Schedule. The Pricing Schedule attached to the Credit Agreement is hereby amended and restated to read in full as set forth in the Pricing Schedule attached to this Amendment.

     SECTION 4. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date (as defined below) and (ii) no Default will have occurred and be continuing on such date.

     SECTION 5. Governing Law .This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received the following:

          (a) from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

          (b) from the Borrower for the account of the Banks executing this Amendment, an amendment fee in the amount of 0.05% of the aggregate outstanding principal amount of each Bank's Loans under the Credit Agreement on the date hereof.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                   DEAN FOODS COMPANY

                                   By /s/ William M. Luegers
                                      -------------------------------------
                                   Name:  William M. Luegers
                                   Title: Vice President and Treasurer


                                   THE CHASE MANHATTAN BANK, as
                                     Bank and Administrative Agent

                                   By /s/ Bruce Borden
                                      -------------------------------------
                                   Name:  Bruce Borden
                                   Title: Vice President


                                   BANK OF AMERICA, N.A.

                                   By /s/ William F. Sweeney
                                      -------------------------------------
                                   Name:  William F. Sweeney
                                   Title: Managing Director


                                   WACHOVIA BANK, N.A.

                                   By /s/ Debra L. Coheley
                                      -------------------------------------
                                   Name:  Debra L. Coheley
                                   Title: Senior Vice President


                                   HARRIS TRUST & SAVINGS BANK

                                   By /s/ Michael L. Laurie
                                      -------------------------------------
                                   Name:  Michael L. Laurie
                                   Title: Vice President


                                   THE NORTHERN TRUST COMPANY

                                   By /s/ Henry B. Gay
                                      -------------------------------------
                                   Name:  Henry B. Gay
                                   Title: Vice President


                                   MELLOM BANK, N.A.

                                   By /s/ Daniel J. Lenckus
                                      -------------------------------------
                                   Name:  Daniel J. Lenckus
                                   Title: Vice President


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                                   MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK

                                   By /s/ Bruce Borden
                                      -------------------------------------
                                   Name:  Bruce Borden
                                   Title: Vice President


                                   AmSouth Bank

                                   By /s/ Peter S. Lee
                                      -------------------------------------
                                   Name:  Peter S. Lee
                                   Title: Vice President


                                   LASALLE NATIONAL BANK

                                   By /s/ Richard P. Bott
                                      -------------------------------------
                                   Name:  Richard P. Bott
                                   Title: Senior Vice President


                                   SUNTRUST BANK, ATLANTA

                                   By /s/ Kurt A. Morris
                                      -------------------------------------
                                   Name:  Kurt A. Morris
                                   Title: Vice President


                                   BANKERS TRUST COMPANY

                                   By /s/ Thomas A. Foley / Alexander Karow
                                      -------------------------------------
                                   Name:  Thomas A. Foley / Alexander Karow
                                   Title: Vice President / Vice President


                                   THE BANK OF NEW YORK

                                   By /s/ Mark O' Connor
                                      -------------------------------------
                                   Name:  Mark O' Connor
                                   Title: Vice President


                                   BANK ONE, NA

                                   By /s/ Diane M. Faunda
                                      -------------------------------------
                                   Name:  Diane M. Faunda
                                   Title: Director


                                   FIRST UNION NATIONAL BANK

                                   By /s/ Stephen T. Dorush
                                      -------------------------------------
                                   Name:  Stephen T. Dorush
                                   Title: Vice President

                                   BNP PARIBUS

                                   By /s/ Christine L. Howatt
                                      -------------------------------------
                                   Name:  Christine L. Howatt
                                   Title: Vice President

                                   By /s/ JoEllen Bender
                                      -------------------------------------
                                   Name:  JoEllen Bender
                                   Title: Director
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                                PRICING SCHEDULE

     Each of "Euro-Dollar Margin" and "Facility Fee Rate" means, for any date, the rates set forth below in the row opposite such term and in the column corresponding to the .'Pricing Level" that applies at such date:


--------------------------------------------------------------------------------
                              Level 1     Level 2      Level 3      Level 4
                              -------     -------      -------      -------

     Euro-Dollar Margin
         Utilization < 25%     0.525%      0.625%       0.825%       1.000%
         Utilization >= 25%    0.650%      0.875%       1.075%       1.250%

     Facility Fee Rate         0.100%      0.125%       0.175%       0.250%
--------------------------------------------------------------------------------

     For purposes of this Schedule, the following terms have the following meanings:

     "Level l Pricing" applies at any date if, at such date, the Borrower's Credit Rating is higher than BBB/Baa2.

     "Level 2 Pricing" applies at any date if, at such date, the Borrower's Credit Rating is BBB/Baa2.

     "Level 3 Pricing" applies at any date if, at such date, the Borrower's Credit Rating is BBB-/Baa3.

     "Level 4 Pricing" applies at any date if, at such date, no other Pricing Level applies.

     "Moody's" means Moody's Investors Service, Inc.

     "Pricing Level" refers to the determination of which of Level 1, 2, 3 or 4 applies at any date.

     "S&P" means Standard & Poor's Ratings Services.

     "Utilization" means, on any date, the ratio (expressed as a percentage) of
     (i) the aggregate principal amount of Loans outstanding on such date (in each case after giving effect to any borrowing, issuance or payment on such date) to (ii) the aggregate amount of the Commitments on such date (after giving effect to any reduction of the Commitments on such date). If for any reason Loans remain outstanding following the termination of the Commitments, ".Utilization" sha11 be deemed to be in excess of 25%.

     "Credit Rating" shall mean, at any date, the rating assigned to the Borrower's senior unsecured long-term debt securities (without third-party credit enhancement) at such date by S&P and Moody's, expressed in the form of the long-term ratings currently used by such rating agencies. If the Borrower's long-term debt is split-rated and the

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     ratings differential is one level, the higher of the two ratings will apply
     (e.g., BBB/Baa3 shall be deemed to be a BBB/Baa2 rating by S&P and Moody's, and shall result in Level 2 pricing). If the Borrower is split-rated and the ratings differential is more than one level, the average of the two ratings (or the higher of two intermediate ratings) will apply, and the rating used for both S&P and Moody's will be such average (or higher of the two intermediate) ratings (e.g., BBB/Ba1 shall be deemed to be a BBB-/Baa3 rating, and shall result in Level 3 Pricing) .The rating in effect at any date is that in effect at the close of business on such date.






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